Exhibit 10.6

        THIS FIFTH AMENDING AGREEMENT, made as of the 6th day of November, 2006.

BETWEEN:

        MAGNA ENTERTAINMENT CORP.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Borrower"),

OF THE FIRST PART,

— and —

        MID ISLANDI SF.,
        a partnership formed under the laws of Iceland,
        acting through its Zug branch

        (hereinafter called the "Lender"),

OF THE SECOND PART,

— and —

        MEC PENNSYLVANIA RACING, INC.,
        a corporation incorporated under the laws of the
        Commonwealth of Pennsylvania,

— and —

        WASHINGTON TROTTING ASSOCIATION, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

— and —

        MOUNTAIN LAUREL RACING, INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter collectively called the "Meadows
        Guarantors        "),

OF THE THIRD PART,

— and —

        PACIFIC RACING ASSOCIATION,
        a corporation incorporated under the laws of the
        State of California,

— and —

        MEC LAND HOLDINGS (CALIFORNIA) INC.,
        a corporation incorporated under the laws of the
        State of California

        (hereinafter collectively called the "Golden Gate
        Fields Guarantors        "),

OF THE FOURTH PART,

— and —

        THE SANTA ANITA COMPANIES, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

— and —

        LOS ANGELES TURF CLUB,
        INCORPORATED,
        a corporation incorporated under the laws of the
        State of California

        (hereinafter collectively called the "Santa Anita
        Guarantors        "),

OF THE FIFTH PART,

— and —

        GULFSTREAM PARK RACING
        ASSOCIATION, INC.,
        a corporation incorporated under the laws of the
        State of Florida

        (hereinafter called the "Gulfstream Guarantor"),

OF THE SIXTH PART,

— and —

        GPRA THOROUGHBRED TRAINING
        CENTER, INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Palm Meadows Training
        Guarantor        "),

OF THE SEVENTH PART,

— and —

        SLRD THOROUGHBRED TRAINING
        CENTER, INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "San Luis Rey Downs
        Guarantor        "),

OF THE EIGHTH PART,

— and —

        MEC DIXON, INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Dixon Guarantor"),

OF THE NINTH PART,

— and —

        SUNSHINE MEADOWS RACING INC.,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Ocala Guarantor") (the
        Meadows Guarantors, the Golden Gate Fields
        Guarantors, the Santa Anita Guarantors, the
        Gulfstream Guarantor, the Palm Meadows Training
        Guarantor, the San Luis Rey Downs Guarantor, the
        Dixon Guarantor and the Ocala Guarantor
        hereinafter collectively called the "        Original
        Guarantors        "),

OF THE TENTH PART,

— and —

        OTL, INC.,
        a corporation incorporated under the laws of the
        State of New York

— and —

        DLR, INC.,
        a corporation incorporated under the laws of the
        State of New York

        (hereinafter collectively called the "New York
        Lands Guarantors        "),

OF THE ELEVENTH PART,

— and —

        PALM MEADOWS ESTATES, LLC,
        a corporation incorporated under the laws of the
        State of Delaware

        (hereinafter called the "Palm Meadows
        Residential Guarantor        "),

OF THE TWELFTH PART,

— and —

        THISTLEDOWN, INC.,
        a corporation incorporated under the laws of the
        State of Ohio

        (hereinafter called the "Thistledown Guarantor",
        and together with the New York Lands Guarantors
        and the Palm Meadows Residential Guarantors, the
        "        Additional Guarantors"),

OF THE THIRTEENTH PART,

— and —

        MEC MARYLAND INVESTMENTS, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

— and —

        30000 MARYLAND INVESTMENTS LLC,
        a limited liability company formed under the
        Delaware Limited Liability Company Act

        (hereinafter collectively called the "AmTote
        Guarantors        "),

OF THE FOURTEENTH PART.

        WHEREAS the Lender, as lender, the Borrower, as borrower, and the Original Guarantors, as guarantors, are parties to a bridge loan agreement made as of July 22, 2005 (the "Original Bridge Loan Agreement"), as supplemented and amended by a bridge loan consent and waiver agreement made as of October 14, 2005 (the "Bridge Loan Consent and Waiver Agreement"), as amended by a first amending agreement (the "First Bridge Loan Amending Agreement") made as of February 1, 2006 between the Lender, as lender, the Borrower, as borrower, the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors, as amended by a second amending agreement (the "Second Bridge Loan Amending Agreement") made as of July 26, 2006 between the Lender, as lender, the Borrower, as borrower, the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors, as amended by a third amending agreement (the "Third Bridge Loan Amending Agreement") made as of September 26, 2006 between the Lender, as lender, the Borrower, as borrower, the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors, and as further amended by a fourth amending agreement (the "Fourth Bridge Loan Amending Agreement") made as of September 29, 2006 between the Lender, as lender, the Borrower, as borrower, the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors (the Original Bridge Loan Agreement, as amended by the Bridge Loan Consent and Waiver Agreement, the First Bridge Loan Amending Agreement, the Second Bridge Loan Amending Agreement, the Third Bridge Loan Amending Agreement, and the Fourth Bridge Loan Amending Agreement being referred to herein as the "Bridge Loan Agreement");

        AND WHEREAS the Lender, the Borrower, the Original Guarantors, the Additional Guarantors and the AmTote Guarantors (the Original Guarantors, the Additional Guarantors and the AmTote Guarantors being collectively referred to herein as the "Guarantors") have agreed to amend the Bridge Loan Agreement in certain respects as set out herein;

        NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and the sum of Ten Dollars ($10.00) paid by each of the parties hereto to the other and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

1.
Definitions.    Unless otherwise defined herein, all capitalized terms used in this agreement (this "Agreement") shall have the respective meanings ascribed to them in the Bridge Loan Agreement.

2.
Representations and Warranties.    The Borrower and the Guarantors jointly and severally represent and warrant to and in favour of the Lender, with the intent that the Lender shall be entitled to rely upon such representations and warranties in entering into this Agreement and notwithstanding the completion of the transactions contemplated herein, that: (i) all of the recitals to this Agreement are true and complete in all material respects; and (ii) there are no facts, conditions or circumstances that are known to the Borrower or any of the Guarantors and that may reasonably be considered relevant to the Lender's decision to enter into this Agreement that have not been disclosed in writing to the Lender.

3.
Amendments.    The Bridge Loan Agreement is hereby amended as follows:

(a)
by deleting Section 7.1(hh) of the Bridge Loan Agreement and replacing it with the following:

"(hh)
in the event that (i) the Borrower or any of its Subsidiaries receives any interest payments on the Notes (as such term is defined in a Post-Closing and Note Issuance Agreement (the "Note Agreement") dated as of July 26, 2006 between, inter alios, PA Meadows, LLC and the Borrower) as a result of a delay in the Second Closing (as defined in the Note Agreement) or (ii) the Second Closing (as defined in the Note Agreement) does not occur on or before November 17, 2006, the Borrower shall pay to the Lender promptly following the Second Closing (as defined in the Note Agreement) an additional fee of US$500,000 (representing 0.5% of the Loan Amount).";

(b)
by deleting Section 7.1(jj) of the Bridge Loan Agreement and replacing it with the following:

"(jj)
Updated Borrower Recapitalization Plan.    On or before the earlier to occur of (a) November 15, 2006 and (b) the tenth Banking Day following the Lender's delivery to the Borrower of a notice that the Lender has determined, acting reasonably, that the Second Closing is not likely to occur on or before November 17, 2006, the Borrower shall deliver to the Lender a revised and updated plan, approved and adopted by the Borrower's board of directors, to recapitalize the Borrower and its Subsidiaries and to revise the business plan of the Borrower and its Subsidiaries, which plan shall be in form, scope and terms satisfactory to the Lender in its sole and absolute discretion; provided, however, that the delivery of such plan shall in no way affect, or constitute a waiver of, any rights or remedies of the Lender under this Agreement, including without limitation, the right of the Lender to exercise its remedies as a result of the occurrence of an Event of Default under Section 9.1(o) hereof; and";

(c)
by deleting Section 7.1(kk) of the Bridge Loan Agreement and replacing it with the following:

    "(kk)
    Notice of Second Closing.    The Borrower shall (a) forthwith upon receipt provide the Lender with a copy of any written notices, or advise the Lender in writing of any oral communications, which the Borrower has received from PA Meadows, LLC or any of its officers, employees, agents or representatives that the Second Closing will not occur on or before November 17, 2006, and (b) promptly advise the Lender of any circumstances of which the Borrower is or becomes aware that could result in the Second Closing not occurring on or before November 17, 2006.";

  (d)
  by deleting Section 9.1(o) of the Bridge Loan Agreement, and replacing it with the following:

  "(o)
  the Second Closing does not occur on or before November 17, 2006 or the Lender, acting reasonably, determines that the Second Closing is not likely to occur on or before November 17, 2006.".

4.
Confirmation of Amended Bridge Loan Agreement.    The Bridge Loan Agreement, as amended by this Agreement, is hereby ratified and confirmed in all respects and time shall remain of the essence. After the date hereof, all references in each Loan Document to the Credit Agreement or Loan Agreement shall be deemed to be a reference to the Bridge Loan Agreement as amended by this Agreement.

5.
Guarantor Confirmation.    Each of the Guarantors hereby acknowledges that it has read this Agreement and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of each Guarantor under its applicable Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is, and the obligations of such Guarantor thereunder are, hereby confirmed and ratified in all respects.

6.
Certain Provisions relating to The Meadows Guarantors.    To the extent that the provisions set forth herein amend the rights and obligations of The Meadows Guarantors from those set forth in the Bridge Loan Agreement (as it exists prior to being amended by this Agreement), such amendments, solely with respect to each of The Meadows Guarantors, will not be operative unless approved by The State Harness Racing Commission of Pennsylvania under 58 Pa. Code Section 185.22; provided, however, that the obligations of The Meadows Guarantors set forth in the Bridge Loan Agreement (as it exists prior to being amended by this Agreement) shall continue in full force and effect until such approval is obtained. Each of The Meadows Guarantors covenants that in the event that the Second Closing (as defined in the Note Agreement) does not occur by November 17, 2006:

(a)
The Meadows Guarantors shall promptly seek such approval, and further covenants that they will not take any act (or omit to take any act) that disqualifies them from applying, obtaining, maintaining or receiving a license under the Pennsylvania Race Horse Development and Gaming Act, 4 Pa. C.S.A. Sections 1101-1904 (2004) or related regulations as in effect from time to time; and

  (b)
  If so requested by the Lender, the Meadows Guarantors shall take all acts necessary to increase the amount secured by The Meadows Guarantee including, without limitation, delivering to the Lender, in form satisfactory to the Lender and its counsel:

  (i)
  a perfected amending agreement (the "The Meadows Mortgage Amendment") increasing the principal amount secured under The Meadows First Mortgage to an amount acceptable to the Lender, acting reasonably;

  (ii)
  at the expense of the Borrower, an amendment to the existing title insurance policy in respect of The Meadows First Mortgage increasing the amount of coverage thereunder to an amount acceptable to the Lender, acting reasonably;

  (iii)
  such opinions as the Lender determines, in its sole and absolute discretion, to be appropriate; and

  (iv)
  such other consents, assignments, mortgages, security agreements and undertakings relating to The Meadows Property and other documentation in support thereof as the Lender and its counsel shall reasonably require.

7.
Successors and Assigns.    This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties hereto and their respective successors and permitted assigns.

8.
Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States of America applicable herein.

9.
Time of the Essence.    Time shall be of the essence of this Agreement. If anything herein is to be done on a day which is not a Business Day, the same shall be done on the next succeeding Business Day. Where in this Agreement a number of days is prescribed, the number shall be computed by excluding the first day and including the last day.

10.
Headings, Extended Meanings.    The headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof and are not to be considered in the interpretation hereof. In this Agreement, words importing the singular include the plural and vice versa; words importing the masculine gender include the feminine and vice versa; and words importing persons include firms or corporations and vice versa.

11.
Counterparts.    This Agreement may be executed in counterparts and may be delivered by e-mail and/or facsimile transmission.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives as of the date first above written.

MAGNA ENTERTAINMENT CORP., as Borrower
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
PACIFIC RACING ASSOCIATION
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
MEC LAND HOLDINGS (CALIFORNIA) INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

THE SANTA ANITA COMPANIES, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
LOS ANGELES TURF CLUB, INCORPORATED
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
GULFSTREAM PARK RACING ASSOCIATION, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

GPRA THOROUGHBRED TRAINING CENTER, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
SLRD THOROUGHBRED TRAINING CENTER, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
MEC DIXON, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

SUNSHINE MEADOWS RACING INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
OTL, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
DLR, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

PALM MEADOWS ESTATES, LLC
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
THISTLEDOWN, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.
MEC MARYLAND INVESTMENTS, INC.
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

30000 MARYLAND INVESTMENTS LLC
By:	/s/ Blake S. Tohana
	Name:	Blake S. Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William G. Ford
	Name:	William G. Ford
	Title:	Secretary
We have authority to bind the Corporation.

MID ISLANDI SF., ACTING THROUGH ITS ZUG BRANCH
By:	/s/ Thomas Schultheiss
	Name:	Thomas Schultheiss
	Title:	Branch Manager
By:	/s/ Herta Kessler
	Name:	Herta Kessler
	Title:	Branch Manager
We have authority to bind the Partnership.